Exhibit 99.1

Open Text Reports Fourth Quarter and Fiscal Year 2012 Financial Results
Waterloo, ON, Aug. 9, 2012 /CNW/ - Open Text(TM) Corporation (NASDAQ:OTEX) (TSX: OTC), announced today its financial results for the fourth quarter and year ended June 30, 2012.
Financial Highlights for Q4 FY12

•	Total revenue for the period was $305.6 million up 7% Y/Y

•	License revenue was $78.0 million, down 2% Y/Y

•	GAAP-based EPS, diluted was $0.14 compared to $0.49 Y/Y; Non-GAAP-based EPS, diluted was $1.17 compared to $1.05 Y/Y up 11% Y/Y (2)

•	GAAP-based income from operations was $39.7 million and 13.0% of revenues; Non-GAAP-based operating income was $84.8 million and 27.7% of revenues(2)

•	Operating cash flow was $79.8 million compared to $52.0 million up 53% Y/Y, with an ending cash balance of $559.7 million.
Financial Highlights for FY12

•	Total revenue for the period was $1,207.5 million up 17% Y/Y

•	License revenue was $293.7 million, up 9% Y/Y

•	GAAP-based EPS, diluted was $2.13 compared to $2.11 Y/Y; Non-GAAP-based EPS, diluted was $4.60 compared to $4.07 Y/Y up 13% Y/Y (2)

•	GAAP-based income from operations was $149.4 million and 12.4% of revenues; Non-GAAP-based operating income was $329.9 million and 27.3% of revenues(2)

•	Operating cash flow was $266.5 million compared to $223.2 million up 19% Y/Y.

“In fiscal year 2012 OpenText delivered its best revenue and non-GAAP earnings in our 20 year history. With revenue up 17% and non-GAAP earnings up 13%, we have consistently grown revenue and non-GAAP earnings year-over-year for the last 7 fiscal years,” said OpenText CEO Mark J. Barrenechea.

Mr. Barrenechea continued, “During the fiscal year, we rebuilt the leadership team, better organized the company and positioned ourselves to grow market share in the $13 billion Enterprise Information Management (EIM) market. We see increasing demand for our EIM solutions as customers are turning their attention to a single source of truth for all of their unstructured information.”(5)

Business Highlights

•	EIM expanded market opportunity

•	EasyLink acquisition closed July 2, 2012

•	Announcement of OpenText Cloud

•	Technology, services, financial and public sector saw the most demand

•	Organizational changes complete

•	8 deals over $1 million and 12 deals between $500K and $1 million in the fourth quarter

•
Customer successes in the fourth quarter include McCain Foods Limited, Capricorn Investment Holdings, Bendigo Bank of Australia, The Polytechnic University of Hong Kong, News International Limited, Mosaic, JP Morgan, U.S. Department of the Interior and the National Olympic Photo Pool.

•	OpenText Solutions help UK national press photographers showcase visual story of the Olympics
http://www.opentext.com/2/global/press-release-details.html?id=FD0360263C1A42748753AE2D358038EA

•	U.S. Department of the Interior deploys OpenText cloud-based ECM Solution
http://www.opentext.com/2/global/press-release-details.html?id=D7D55237959549F89FA6445E7898C9A4

Summary of Quarterly Results
	Q4 FY12	Q3 FY12	Q4 FY11	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$305.6	$292.3	$285.5	4.6%		7.0%
GAAP-based gross margin	65.8%	63.6%	66.7%	220	bps	(90)	bps
GAAP-based operating income margin	13.0%	9.3%	13.0%	370	bps	—	bps
GAAP-based EPS, diluted	$0.14	$0.59	$0.49	(76.3%)		(71.4%)
Non-GAAP-based gross margin (2)	72.9%	71.0%	73.2%	190	bps	(30)	bps
Non-GAAP-based operating margin (2)	27.7%	25.2%	25.8%	250	bps	190	bps
Non-GAAP-based EPS, diluted (2)	$1.17	$1.01	$1.05	15.8%		11.4%

Summary of Year to Date Results
	FY12	Q3 YTD FY12	FY11	% Change (Y/Y)
Revenue (million)	$1,207.5	$901.8	$1,033.3	16.9%
GAAP-based gross margin	65.4%	65.2%	67.0%	(160)	bps
GAAP-based operating income margin	12.4%	12.2%	14.6%	(220)	bps
GAAP-based EPS, diluted	$2.13	$2.00	$2.11	0.95%
Non-GAAP-based gross margin (2)	72.5%	72.3%	73.6%	(110)	bps
Non-GAAP-based operating margin (2)	27.3%	27.2%	27.5%	(20)	bps
Non-GAAP-based EPS, diluted (2)	$4.60	$3.43	$4.07	13.0%
Conference Call Information

The public is invited to listen to the earnings conference call at 5:00 p.m. ET (2:00 p.m. PT) by dialing 877-974-0446 (toll-free) or 416-644-3417 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://www.opentext.com/2/global/ex_event.html?evtype=events&id=701D0000000VS0qIAG .

An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available until 11:59 p.m. on August 23, 2012 and can be accessed by dialing 877-289-8525 (toll-free) or 416-640-1917 (international) and entering the confirmation code: 4549967 followed by the number sign.

Please see below note (2) for a reconciliation of non-US GAAP based financial measures used in this press release, to US GAAP based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“OpenText” or “the Company”), may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on the Company's current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which the Company operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. The Company's assumptions, although considered reasonable by the Company at the date of this press release, may provide to be inaccurate and consequently the Company's actual results could differ materially from the expectations set out herein.
Actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products to be realized by customers; and (viii) the demand for the Company's product and the extent of deployment of the company's products in the EIM marketplace. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof;  (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated there under; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (viii) the continuous commitment of the Company's customers; and (ix) demand for the Company's products.
For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For more information, please contact:
Greg Secord
Vice President, Investor Relations
Open Text Corporation
519-888-7111 ext.2408
gsecord@opentext.com
Copyright © 2012 by Open Text Corporation. “OPENTEXT”, “OPENTEXT EVERYWHERE” and the “OPENTEXT ECM SUITE” are trademarks or registered trademarks of Open Text Corporation in the United States of America, Canada, the European Union and/or other countries. This list of trademarks is not exhaustive. Other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text Corporation or other respective owners.

OPEN TEXT CORPORATION CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars, except share data)
	June 30, 2012	June 30, 2011

ASSETS
Cash and cash equivalents	$559,747	$284,140
Accounts receivable trade, net of allowance for doubtful accounts of $5,655 as of June 30, 2012 and $5,424 as of June 30, 2011 (note 3)	163,664	154,568
Income taxes recoverable	17,849	18,911
Prepaid expenses and other current assets	44,011	29,678
Deferred tax assets	4,003	27,861
Total current assets	789,274	515,158
Property and equipment	81,157	77,825
Goodwill	1,040,234	832,481
Acquired intangible assets	312,563	344,995
Deferred tax assets	80,226	42,737
Other assets	23,739	19,359
Deferred charges	68,653	54,989
Long-term income taxes recoverable	48,447	44,819
Total assets	$2,444,293	$1,932,363
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$131,734	$126,249
Current portion of long-term debt	41,374	15,545
Deferred revenues	273,987	254,531
Income taxes payable	27,806	18,424
Deferred tax liabilities	1,612	624
Total current liabilities	476,513	415,373
Long-term liabilities:
Accrued liabilities	14,247	13,727
Deferred credits	10,086	6,878
Pension liability	22,074	18,478
Long-term debt	555,000	282,033
Deferred revenues	12,653	11,466
Long-term income taxes payable	147,623	101,434
Deferred tax liabilities	26,705	43,529
Total long-term liabilities	788,388	477,545
Shareholders' equity:
Share capital
58,358,990 and 57,301,812 Common Shares issued and outstanding at June 30, 2012 and June 30, 2011, respectively; Authorized Common Shares: unlimited	635,321	614,279
Additional paid-in capital	95,026	74,301
Accumulated other comprehensive income	44,364	60,470
Retained earnings	442,068	316,894
Treasury stock, at cost (793,494 shares at June 30, 2012 and 572,413 shares at June 30, 2011, respectively)	(37,387)	(26,499)
Total shareholders' equity	1,179,392	1,039,445
Total liabilities and shareholders' equity	$2,444,293	$1,932,363

OPEN TEXT CORPORATION CONSOLIDATED STATEMENTS OF INCOME (In thousands of U.S. dollars, except share and per share data)
	Year Ended June 30,
	2012	2011	2010
Revenues:
License	$293,719	$269,202	$238,074
Customer support	656,568	560,541	507,452
Service and other	257,186	203,560	166,497
Total revenues	1,207,473	1,033,303	912,023
Cost of revenues:
License	18,033	18,284	16,922
Customer support	110,504	86,834	83,741
Service and other	204,909	167,854	135,396
Amortization of acquired technology-based intangible assets	84,572	68,048	60,472
Total cost of revenues	418,018	341,020	296,531
Gross profit	789,455	692,283	615,492
Operating expenses:
Research and development	169,043	145,992	129,378
Sales and marketing	274,544	232,332	198,208
General and administrative	97,072	86,696	83,295
Depreciation	21,587	22,116	17,425
Amortization of acquired customer-based intangible assets	53,326	38,966	35,940
Special charges	24,523	15,576	42,008
Total operating expenses	640,095	541,678	506,254
Income from operations	149,360	150,605	109,238
Other income (expense), net	3,549	(6,019)	(9,293)
Interest expense, net	(15,564)	(8,452)	(8,798)
Income before income taxes	137,345	136,134	91,147
Provision for income taxes	12,171	12,931	1,935
Net income for the period	$125,174	$123,203	$89,212
Net income per share-basic	$2.16	$2.16	$1.59
Net income per share-diluted	$2.13	$2.11	$1.55
Weighted average number of Common Shares outstanding-basic	57,890	57,077	56,280
Weighted average number of Common Shares outstanding-diluted	58,734	58,260	57,385

OPEN TEXT CORPORATION CONSOLIDATED STATEMENTS OF INCOME (In thousands of U.S. dollars, except share and per share data)
	Three Months Ended June 30,
	2012	2011
Revenues:
License	$78,031	$79,558
Customer support	163,128	150,956
Service and other	64,465	54,939
Total revenues	305,624	285,453
Cost of revenues:
License	4,116	5,547
Customer support	27,780	23,237
Service and other	51,358	47,753
Amortization of acquired technology-based intangible assets	21,265	18,524
Total cost of revenues	104,519	95,061
Gross profit	201,105	190,392
Operating expenses:
Research and development	41,195	39,437
Sales and marketing	71,641	68,417
General and administrative	24,186	24,085
Depreciation	5,268	6,066
Amortization of acquired customer-based intangible assets	13,378	10,807
Special charges	5,747	4,483
Total operating expenses	161,415	153,295
Income from operations	39,690	37,097
Other expense, net	(6,596)	(5,359)
Interest expense, net	(4,410)	(2,090)
Income before income taxes	28,684	29,648
Provision for income taxes	20,713	1,056
Net income for the period	$7,971	$28,592
Net income per share-basic	$0.14	$0.50
Net income per share-diluted	$0.14	$0.49
Weighted average number of Common Shares outstanding-basic	58,270	57,276
Weighted average number of Common Shares outstanding-diluted	58,847	58,581

OPEN TEXT CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands of U.S. dollars)
	Year Ended June 30,
	2012	2011	2010
Cash flows from operating activities:
Net income for the period	$125,174	$123,203	$89,212
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	159,485	129,130	113,837
Share-based compensation expense	18,097	11,308	9,765
Excess tax benefits on share-based compensation expense	(2,723)	(1,888)	(1,143)
Pension expense	543	552	211
Amortization of debt issuance costs	1,703	1,359	1,390
Amortization on deferred charges and credits	11,579	8,519	—
Unrealized gain on financial instruments	—	—	(878)
Loss on sale and write down of property and equipment	203	12	136
Release of unrealized gain on marketable securities to income	—	—	(4,353)
Deferred taxes	(78,792)	(17,779)	(24,219)
Impairment and other non cash charges	1,389	(482)	(1,081)
Changes in operating assets and liabilities:
Accounts receivable	5,319	200	24,521
Prepaid expenses and other current assets	(2,079)	1,833	(814)
Income taxes	68,601	9,444	5,066
Deferred charges and credits	(22,035)	(29,071)	—
Accounts payable and accrued liabilities	(17,812)	(21,197)	(11,340)
Deferred revenue	(4,581)	10,738	3,077
Other assets	2,419	(2,660)	(23,196)
Net cash provided by operating activities	266,490	223,221	180,191
Cash flows from investing activities:
Additions of property and equipment	(25,828)	(36,662)	(19,314)
Purchase of Patents	(193)	—	—
Purchase of System Solutions Australia Pty Limited (Message Manager), net of cash acquired	(1,738)	—	—
Purchase of Operitel Corporation, net of cash acquired	(7,014)	—	—
Purchase of Global 360 Holding Corp., net of cash acquired	(245,653)	—	—
Purchase of Stream Serve Inc., net of cash acquired	—	(57,221)	—
Purchase of weComm Limited, net of cash acquired	—	(20,198)	—
Purchase of Metastorm Inc., net of cash acquired	—	(168,657)	—
Purchase of Burntsand Inc., net of cash acquired	—	—	(8,163)
Purchase of Nstein Technologies Inc., net of cash acquired	—	—	(20,370)
Purchase of New Generation Consulting Inc	—	(471)	(3,500)
Purchase of Vignette Corporation, net of cash acquired	—	—	(90,600)
Purchase of eMotion LLC, net of cash acquired	—	—	(556)
Purchase consideration for prior period acquisitions	(1,113)	(4,577)	(12,843)
Investments in marketable securities	—	518	—
Maturity of short-term investments	—	—	45,525
Net cash used in investing activities	(281,539)	(287,268)	(109,821)
Cash flow from financing activities:
Excess tax benefits on share-based compensation expense	2,723	1,888	1,143
Proceeds from issuance of Common Shares	21,270	11,512	9,971
Purchase of Treasury Stock	(10,888)	(12,499)	(14,000)
Proceeds from long-term debt and revolver	648,500	—	—
Repayment of long term debt and revolver	(349,187)	(3,575)	(3,485)
Debt issuance costs	(9,834)	(29)	(1,024)
Net cash provided by (used in) financing activities	302,584	(2,703)	(7,395)
Foreign exchange gain (loss) on cash held in foreign currencies	(11,928)	24,698	(12,602)
Increase in cash and cash equivalents during the period	275,607	(42,052)	50,373
Cash and cash equivalents at beginning of the period	284,140	326,192	275,819
Cash and cash equivalents at end of the period	$559,747	$284,140	$326,192

OPEN TEXT CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands of U.S. dollars)
	Three Months Ended June 30,
	2012	2011
Cash flows from operating activities:
Net income for the period	$7,971	$28,592
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	39,911	35,397
Share-based compensation expense	4,691	2,877
Excess tax benefits on share-based compensation expense	(13)	(311)
Pension expense	66	165
Amortization of debt issuance costs	537	347
Amortization on deferred charges and credits	3,122	1,873
Unrealized gain on financial instruments	—	—
Loss on sale and write down of property and equipment	—	—
Release of unrealized gain on marketable securities to income	—	—
Deferred taxes	(57,700)	(6,990)
Impairment and other non cash charges	44	(482)
Changes in operating assets and liabilities:
Accounts receivable	14,583	(4,338)
Prepaid expenses and other current assets	1,028	1,709
Income taxes	69,551	(5,730)
Deferred charges and credits	2,043	101
Accounts payable and accrued liabilities	3,540	825
Deferred revenue	(13,078)	(2,075)
Other assets	3,550	(3)
Net cash provided by operating activities	79,846	51,957
Cash flows from investing activities:
Additions of property and equipment	(4,447)	(10,126)
Purchase of Patents	—	—
Purchase of System Solutions Australia Pty Limited (Message Manager), net of cash acquired	—	—
Purchase of Operitel Corporation, net of cash acquired	(623)	—
Purchase of Global 360 Holding Corp., net of cash acquired	—	—
Purchase of Stream Serve Inc., net of cash acquired	—	—
Purchase of weComm Limited, net of cash acquired	—	—
Purchase of Metastorm Inc., net of cash acquired	—	—
Purchase of Burntsand Inc., net of cash acquired	—	—
Purchase of Nstein Technologies Inc., net of cash acquired	—	—
Purchase of New Generation Consulting Inc	—	(471)
Purchase of Vignette Corporation, net of cash acquired	—	—
Purchase of eMotion LLC, net of cash acquired	—	—
Purchase consideration for prior period acquisitions	(187)	(371)
Investments in marketable securities	—	1,186
Maturity of short-term investments	—	—
Net cash used in investing activities	(5,257)	(9,782)
Cash flow from financing activities:
Excess tax benefits on share-based compensation expense	13	311
Proceeds from issuance of Common Shares	2,934	2,128
Purchase of Treasury Stock	(10,888)	—
Proceeds from long-term debt and revolver	—	—
Repayment of long term debt and revolver	(7,667)	(914)
Debt issuance costs	—	—
Net cash provided by (used in) financing activities	(15,608)	1,525
Foreign exchange gain (loss) on cash held in foreign currencies	(8,140)	2,693
Increase in cash and cash equivalents during the period	50,841	46,393
Cash and cash equivalents at beginning of the period	508,906	237,747
Cash and cash equivalents at end of the period	$559,747	$284,140

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-US GAAP net income and non-US GAAP EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company's results. The Company uses the financial measures non-US GAAP EPS and non-US GAAP net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of non-US GAAP net income and non-US GAAP EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Non-US GAAP net income and non-US GAAP EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation, and restructuring, all net of tax. The Company's management believes that the presentation of non-US GAAP net income and non-US GAAP EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, such as amortization of acquired intangible assets, restructuring costs, share-based compensation, other income (expense) and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text's performance or expected performance of recurring operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.

The following charts provide (unaudited) reconciliations of US GAAP based financial measures to non-US GAAP based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the three months ended June 30, 2012. ($ in thousands except for per share amounts)
	Three Months Ended June 30, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Customer Support	27,780	(58)	(1)	27,722
Service and Other	51,358	(239)	(1)	51,119
Amortization of acquired technology-based intangible assets	21,265	(21,265)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	201,105	21,562		222,667
Operating Expenses
Research and development	41,195	(1,066)	(1)	40,129
Sales and marketing	71,641	(2,771)	(1)	68,870
General and administrative	24,186	(557)	(1)	23,629
Amortization of acquired customer-based intangible assets	13,378	(13,378)	(2)	—
Special charges	5,747	(5,747)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	39,690	45,081		84,771
Other income, net	(6,596)	6,596	(4)	—
Provision for (recovery of) income taxes	20,713	(9,462)	(5)	11,251
GAAP-based net income for the period/ Non-GAAP-based net income	7,971	61,139	(6)	69,110
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$0.14	$1.03	(6)	$1.17

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 72% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2012
		Per share
Non-GAAP-based net income	69,110	1.17
Less:
Amortization	34,643	0.58
Share-based compensation	4,691	0.08
Special charges	5,747	0.10
Other (income) expense	6,596	0.11
GAAP-based provision for income tax	20,713	0.35
Tax on non-GAAP-based provision	(11,251)	(0.19)
GAAP-based net income	7,971	0.14

Reconciliation of selected GAAP-based measures to Non-GAAP based measures for the year ended June 30, 2012. ($ in thousands except for per share amounts)
	Year Ended June 30, 2012
	GAAP-based Measures	Adjustments	Note	Non-GAAP-based Measures
Cost of revenues
Customer Support	110,504	(169)	(1)	110,335
Service and Other	204,909	(647)	(1)	204,262
Amortization of acquired technology-based intangible assets	84,572	(84,572)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	789,455	85,388		874,843
Operating Expenses
Research and development	169,043	(3,939)	(1)	165,104
Sales and marketing	274,544	(8,811)	(1)	265,733
General and administrative	97,072	(4,531)	(1)	92,541
Amortization of acquired customer-based intangible assets	53,326	(53,326)	(2)	—
Special charges	24,523	(24,523)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	149,360	180,518		329,878
Other income, net	3,549	(3,549)	(4)	—
Provision for income taxes	12,171	31,833	(5)	44,004
GAAP-based net income for the period/ Non-GAAP-based net income	125,174	145,136	(6)	270,310
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$2.13	$2.47	(6)	$4.60

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 9% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Year Ended June 30, 2012
		Per share
Non-GAAP-based net income	270,310	4.60
Less:
Amortization	137,898	2.35
Share-based compensation	18,097	0.31
Special charges	24,523	0.42
Other (income) expense	(3,549)	(0.06)
GAAP-based provision for income tax	12,171	0.21
Tax on non-GAAP-based provision	(44,004)	(0.76)
GAAP-based net income	125,174	2.13

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended March 31, 2012. ($ in thousands except for per share amounts)
	Three Months Ended March 31, 2012
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	27,987	(53)	(1)	27,934
Service and Other	52,596	(203)	(1)	52,393
Amortization of acquired technology-based intangible assets	21,264	(21,264)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	185,951	21,520		207,471
Operating Expenses
Research and development	41,738	(1,028)	(1)	40,710
Sales and marketing	69,572	(2,594)	(1)	66,978
General and administrative	21,999	(1,287)	(1)	20,712
Amortization of acquired customer-based intangible assets	13,462	(13,462)	(2)	—
Special charges	6,450	(6,450)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	27,303	46,341		73,644
Other expense, net	(1,804)	1,804	(4)	—
Provision for income taxes	(14,036)	23,680	(5)	9,644
GAAP-based net income for the period/ Non-GAAP-based net income	34,774	24,465	(6)	59,239
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$0.59	$0.42	(6)	$1.01

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 68% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. The GAAP-based tax recovery is primarily due to tax benefits relating to ongoing internal reorganizations and mergers of international subsidiaries acquired; these reorganizations and mergers cause a change in the tax status of these subsidiaries resulting in a reduction in deferred tax liabilities recorded upon the acquisition of these subsidiaries, and a corresponding reduction in income tax expense.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended March 31, 2012
		Per share
Non-GAAP-based net income	59,239	1.01
Less:
Amortization	34,726	0.59
Share-based compensation	5,165	0.09
Special charges	6,450	0.11
Other (income) expense	1,804	0.03
GAAP-based provision for (recovery of) income tax	(14,036)	(0.24)
Tax on non-GAAP-based provision	(9,644)	(0.16)
GAAP-based net income	34,774	0.59

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the nine months ended March 31, 2012. ($ in thousands except for per share amounts)
	Nine Months Ended March 31, 2012
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	82,724	(112)	(1)	82,612
Service and Other	153,551	(408)	(1)	153,143
Amortization of acquired technology-based intangible assets	63,307	(63,307)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	588,350	63,827		652,177
Operating Expenses
Research and development	127,848	(2,872)	(1)	124,976
Sales and marketing	202,903	(6,040)	(1)	196,863
General and administrative	72,886	(3,974)	(1)	68,912
Amortization of acquired customer-based intangible assets	39,948	(39,948)	(2)	—
Special charges	18,776	(18,776)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	109,670	135,437		245,107
Other expense, net	10,145	(10,145)	(4)	—
Provision for (recovery of) income taxes	(8,542)	41,295	(5)	32,753
GAAP-based net income for the period/ Non-GAAP-based net income	117,203	83,997	(6)	201,200
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$2.00	$1.43	(6)	$3.43

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 8% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income. The GAAP-based tax recovery is primarily due to tax benefits relating to ongoing internal reorganizations and mergers of international subsidiaries acquired; these reorganizations and mergers cause a change in the tax status of these subsidiaries resulting in a reduction in deferred tax liabilities recorded upon the acquisition of these subsidiaries, and a corresponding reduction in income tax expense.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Nine Months Ended March 31, 2012
		Per share
Non-GAAP-based net income	201,200	3.43
Less:
Amortization	103,255	1.76
Share-based compensation	13,406	0.23
Special charges	18,776	0.32
Other (income) expense	(10,145)	(0.17)
GAAP-based provision for (recovery of) income tax	(8,542)	(0.15)
Tax on non-GAAP-based provision	(32,753)	(0.56)
GAAP-based net income	117,203	2.00

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended June 30, 2011. ($ in thousands except for per share amounts)
	Three Months Ended June 30, 2011
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	23,237	(13)	(1)	23,224
Service and Other	47,753	(109)	(1)	47,644
Amortization of acquired technology-based intangible assets	18,524	(18,524)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	190,392	18,646		209,038
Operating Expenses
Research and development	39,437	(695)	(1)	38,742
Sales and marketing	68,417	(1,340)	(1)	67,077
General and administrative	24,085	(720)	(1)	23,365
Amortization of acquired customer-based intangible assets	10,807	(10,807)	(2)	—
Special charges	4,483	(4,483)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	37,097	36,691		73,788
Other expense, net	(5,359)	5,359	(4)	—
Provision for (recovery of) income taxes	1,056	8,982	(5)	10,038
GAAP-based net income for the period/ Non-GAAP-based net income	28,592	33,068	(6)	61,660
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$0.49	$0.56	(6)	$1.05

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax provision of approximately 4% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2011
		Per share
Non-GAAP-based net income	61,660	1.05
Less:
Amortization	29,331	0.50
Share-based compensation	2,877	0.05
Special charges	4,483	0.08
Other (income) expense	5,359	0.09
GAAP-based provision for income tax	1,056	0.02
Tax on non-GAAP-based provision	(10,038)	(0.18)
GAAP-based net income	28,592	0.49

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the year ended June 30, 2011. ($ in thousands except for per share amounts)
	Year Ended June 30, 2011
	GAAP-based measures	Adjustments	Note	Non-GAAP-based measures
Cost of Revenues:
Customer Support	86,834	(47)	(1)	86,787
Service and Other	167,854	(432)	(1)	167,422
Amortization of acquired technology-based intangible assets	68,048	(68,048)	(2)	—
GAAP-based gross profit/ Non-GAAP-based gross profit	692,283	68,527		760,810
Operating Expenses
Research and development	145,992	(2,614)	(1)	143,378
Sales and marketing	232,332	(5,568)	(1)	226,764
General and administrative	86,696	(2,648)	(1)	84,048
Amortization of acquired customer-based intangible assets	38,966	(38,966)	(2)	—
Special charges	15,576	(15,576)	(3)	—
GAAP-based income from operations/ Non-GAAP-based operating income	150,605	133,899		284,504
Other expense, net	(6,019)	6,019	(4)	—
Provision for income taxes	12,931	25,716	(5)	38,647
GAAP-based net income for the period/ Non-GAAP-based net income	123,203	114,202	(6)	237,405
GAAP-based earnings per share/ Non GAAP-based earnings per share-diluted	$2.11	$1.96	(6)	$4.07

(1)	Adjustment relates to the exclusion of share based compensation expense from our non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)
Adjustment relates to the exclusion of Special charges from our non-GAAP-based operating expenses as Special charges are generally incurred in the aftermath of acquisitions and are not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(4)
Adjustment relates to the exclusion of Other income (expense) from our non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and are generally not indicative or related to continuing operations and are hence excluded from our internal analysis of operating results.

(5)
Adjustment relates to differences between the GAAP-based tax rate of approximately 10% and a non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating non-GAAP-based adjusted net income.

(6)	Reconciliation of non-GAAP-based adjusted net income to GAAP-based net income:

	Year Ended June 30, 2011
		Per share
Non-GAAP-based net income	237,405	4.07
Less:
Amortization	107,014	1.84
Share-based compensation	11,309	0.19
Special charges	15,576	0.27
Other (income) expense	6,019	0.10
GAAP-based provision for income tax	12,931	0.22
Tax on non-GAAP-based provision	(38,647)	(0.66)
GAAP-based net income	123,203	2.11

(3)	The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three months and year ended June 30, 2012:

	Three Months Ended June 30, 2012
Currencies	% of Revenue	% of Expenses*
EURO	27%	18%
GBP	8%	9%
CAD	7%	19%
USD	48%	40%
Other	10%	14%
Total	100%	100%

	Year Ended June 30, 2012
Currencies	% of Revenue	% of Expenses*
EURO	29%	18%
GBP	8%	9%
CAD	7%	19%
USD	47%	40%
Other	9%	14%
Total	100%	100%
*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges.

(4)
The following table provides details of our adjustment related to deferred maintenance revenue, on account of purchase price accounting, for the three months ended June 30, 2012 and for future quarters:

In '000s USD	Total
Q4 Fiscal Year 2012	326
Total Fiscal Year 2013 and beyond	272

(5)    ECM, BPM: Gartner Forecast Enterprise Software Markets, 2009-2016 1Q12 Update
InfoExchange: Research and Markets, Computer-based Fax Markets, 2010-2015, Gartner Enterprise Software
Markets, 2009-2016
1Q12 Update, Davidson Consulting, Fax Server Industry Forecast, 2011-2016
CEM: Gartner Magic Quadrant for Web Content Management, 10 Nov. 2011
Discovery: Gartner Market Trends: Expect Disruption and Divergence in the
E-Discovery Software Market, 16 Dec. 2011